UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2008

Anika Therapeutics, Inc.
(Exact name of registrant as specified in its charter)
________________________

Massachusetts	000-21326	04-314-5961
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)
32 Wiggins Avenue, Bedford, MA 01730
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 781-457-9000

(Former name or former address, if changed since last report)

________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2--Financial Information

Item 2.02.     Results of Operations and Financial Condition.

The following information, including the exhibit attached hereto, is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

On July 22, 2008, Anika Therapeutics, Inc. issued a press release announcing its financial results for the second quarter and six months ended June 30, 2008.  The full text of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Section 9--Financial Statements and Exhibits

Item 9.01.     Financial Statements and Exhibits.

(d)  Exhibits.

99.1  Press Release of Anika Therapeutics, Inc. dated July 22, 2008.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Anika Therapeutics, Inc.

Dated:	July 22, 2008	By:	/s/ Kevin W. Quinlan
Kevin W. Quinlan
Chief Financial Officer

Exhibit Index

99.1  Press Release of Anika Therapeutics, Inc. dated July 22, 2008.